January 25, 2017 EXHIBIT 99.3 Fourth Quarter and Full Year 2016 Investor Presentation

2 Safe harbor statement When used in filings by LegacyTexas Financial Group, Inc. (the "Company”) with the Securities and Exchange Commission (the “SEC”), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical earnings and those presently anticipated or projected, including, among other things: the expected cost savings, synergies and other financial benefits from acquisition or disposition transactions might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected; changes in economic conditions; legislative changes; changes in policies by regulatory agencies; fluctuations in interest rates; the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; the Company's ability to access cost-effective funding; fluctuations in real estate values and both residential and commercial real estate market conditions; demand for loans and deposits in the Company's market area; fluctuations in the price of oil, natural gas and other commodities; competition; changes in management’s business strategies and other factors set forth in the Company's filings with the SEC. The Company does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. FOURTH QUARTER AND FY 2016

3 Today’s presenters FOURTH QUARTER AND FY 2016 Kevin Hanigan President and Chief Executive Officer • CEO and President of LegacyTexas Financial Group, Inc. • Former Chairman and Chief Executive Officer of Highlands Bancshares in 2010 • Former Chairman and Chief Executive Officer of Guaranty Bank in 2009 • 36+ years of Texas banking experience Mays Davenport Executive Vice President, Chief Financial Officer • Former Executive Vice President at LegacyTexas Bank • Senior management experience for retail branch, treasury management, human resources, marketing, mortgage, and wealth advisory functions • Certified Public Accountant, former national accounting and tax advisory firm experience • 24+ years of Texas banking experience

4 Q4 2016 Results North Texas Focused • #1 deposit market share among all banks in affluent Collin County • #2 deposit market share among Dallas-based banks1 in the attractive DFW market, which is home to 20 companies on the 2016 Fortune 500 list • DFW hosts a diverse business environment across a broad set of industries, with 42% of employment in the service-providing sector and less than 1% in oil and gas2 Capital Key franchise highlights - Q4 2016 Quarterly earnings for Q4 2016 of $25.3 million • Basic GAAP EPS of $0.54 for Q4 2016, $0.55 on core (non-GAAP) basis3 • Loan growth of $308.2 million for Q4 2016 with 5.4% linked quarter growth4 • Deposit growth of $237.4 million for Q4 2016 with 3.9% linked quarter growth • Core (non-GAAP) efficiency ratio of 45.8%, improved from 46.0% for Q3 20163 Full Year 2016 Results Profitability levered excess capital while maintaining strong capital levels • TCE / TA3: 8.6% • Estimated Tier 1 common risk-based capital5: 9.13% Source: Company Documents 1 Includes banks headquartered in the Dallas-Fort Worth-Arlington MSA 2 Represents latest available data from the Bureau of Labor Statistics for the Dallas-Fort Worth-Arlington, TX MSA (i.e., data as of 2016Q2) 3 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 4 Excludes Warehouse Purchase Program loans and loans held for sale 5 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve FOURTH QUARTER AND FY 2016 – FRANCHISE HIGHLIGHTS Earnings for full year 2016 of $97.8 million • Basic GAAP EPS of $2.11 for 2016, up $0.57 from $1.54 for 2015 • Loan growth of $998.9 million in 2016 with 19.7% annual growth4 • Deposit growth of $1.14 billion in 2016 with 21.8% annual growth • Core (non-GAAP) efficiency ratio of 47.3%, improved from 52.5% for full year 20153

5 Fourth quarter highlights ($ in millions except for per share data) Quarter ended December 31, 2015 September 30, 2016 December 31, 2016 Linked Q ∆ YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 5,066.5 $ 5,757.2 $ 6,065.4 5.4% 19.7% Total deposits 5,226.7 6,128.1 6,365.5 3.9% 21.8% Selected profitability data Net interest income $ 63.7 $ 73.5 $ 74.1 0.8% 16.2% NIM 3.94% 3.80% 3.70% -10bps -24bps Non-interest income $ 11.6 $ 11.3 $ 12.3 8.9% 5.9% Non-interest expense 39.0 39.7 39.5 (0.3)% 1.3% Net income 16.4 27.2 25.3 (7.0)% 53.9% Core net income2 16.4 28.2 25.3 (10.2)% 54.7% Basic EPS 0.36 0.59 0.54 (8.5)% 50.0% Core EPS2 0.36 0.61 0.55 (9.8)% 52.8% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ FOURTH QUARTER AND FY 2016 – QUARTERLY HIGHLIGHTS

6 Full year 2016 highlights ($ in millions except for per share data) Year ended December 31, 2015 December 31, 2016 YOY ∆ Selected balance sheet data Gross loans held for investment1 $ 5,066.5 $ 6,065.4 19.7% Total deposits 5,226.7 6,365.5 21.8% Selected profitability data Net interest income $ 241.1 $ 282.3 17.1% NIM 4.00% 3.79% -21bps Non-interest income $ 44.8 $ 51.9 15.9% Non-interest expense 151.6 156.4 3.2% Net income 70.9 97.8 37.9% Core net income2 71.9 96.2 33.9% Basic EPS 1.54 2.11 37.0% Core EPS2 1.57 2.08 32.5% Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ FOURTH QUARTER AND FY 2016 – ANNUAL HIGHLIGHTS

7 44.0% 23.8% 8.7% 4.9% 17.7% 0.9% ($ in millions) Commercially focused loan portfolio Source: Company Documents 1 Excludes Warehouse Purchase Program loans 2 Represents balance acquired on January 1, 2015 Gross loans held for investment at December 31, 2016, excluding Warehouse Purchase Program loans, grew $308.2 million, or 5.4%, from September 30, 2016, with $295.7 million of growth in commercial real estate and commercial and industrial loans. As of December 31, 20161 Total Loans HFI1 FOURTH QUARTER AND FY 2016 – BALANCE SHEET Commercial RE C&I (ex-energy) Energy C&D Consumer RE Other Consumer 2 $5,067 Quarterly yield on loans held for investment1: 4.91% Originated loans Acquired from LegacyTexas Group, Inc. 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y $1,228 $1,691 $2,050 $2,634 $3,667 $6,065 $1,400

8 • Reserve-based energy portfolio at December 31, 2016 consisted of 50% crude oil reserves and 50% natural gas reserves • At December 31, 2016, 51 reserve- based borrowers and 5 midstream borrowers • $399 million, or 70%, of our outstanding energy loans are backed by private equity firms with significant capital invested and additional equity commitments available Permian Bakken Eagle Ford Ark-La-Tex Mid-Con Energy lending Source: Company documents for loans managed by Energy Finance group R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 FOURTH QUARTER AND FY 2016 – ENERGY LENDING Geographic Concentration of Reserves Texas Panhandle Marcellus Gulf of Mexico Central/Southern Louisiana Other 20% 6% 3% 16% 13% 6% 11% 2% 4% 19%

9 2017 2018 2019 56% 25% 7% 60% 26% 8% 88% 78% 60% 94% 91% 69% September 30, 2016 December 31, 2016 Oil Oil Gas Gas $3 $3 $3 $55 $56 $51 1 % of engineered PDP volumes Source: Company documents for loans managed by Energy Finance group • Reserve-based loans are almost exclusively first liens, with only a $5 million commitment to a 2nd lien facility at December 31, 2016 • No unsecured commitments/exposure • At December 31, 2016, only $2.4 million in outstanding loans to oil field service companies, of which only $97,000 are rated substandard Energy lending R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 FOURTH QUARTER AND FY 2016 – ENERGY LENDING Hedging Percentages at December 31, 2016 compared to September 30, 2016 with December 31, 2016 Weighted Average Prices1 SNC Breakout of Reserve-Based Energy Loans Non-LTXB Led SNC LTXB Led SNC Direct and Other Participations 41% 11% 48%

10 Energy lending Source: Company documents Outstanding loan balances and related loan loss reservesSubstandard energy loans R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 The allowance for loan losses allocated to energy loans at December 31, 2016 totaled $19.2 million, or 3.4% of total energy loans (including both reserve-based and midstream), up $3.1 million from $16.1 million at September 30, 2016 and up $7.2 million from $12.0 million at December 31, 2015. All non-performing energy loans were current on payments at December 31, 2016. FOURTH QUARTER AND FY 2016 – ENERGY LENDING ($ in millions)($ in millions) Energy reserves $12.0 $17.4 $21.9 $16.1 $19.2 Reserve-based Reserve %Midstream Substandard performing Substandard non-performing 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 $38.7 $48.1 $81.5 $76.8 $12.1 $25.2 $26.6 $22.0 $67.6 2015 Q4 2016 Q1 2016 Q2 2016 Q3 2016 Q4 $459.8 $461.1 $489.1 $433.5 $527.2$64.6 $63.7 $54.8 $53.9 $39.0 2.3% 3.3% 4.0% 3.3% 3.4%

11 Collateral Mix of Houston Portfolio • Continued low LTV in Houston CRE portfolio - 64% for entire Houston portfolio, 69% for energy corridor only • Low loan price per square foot - energy corridor ranges $57-$126 with average of $93 • Only one Houston area loss since the 2003 inception of CRE lending in Houston, totaling only $34 thousand 35% 30% 33% 2% Office Retail Multifamily Other Commercial Real Estate- Houston Source: Company Documents FOURTH QUARTER AND FY 2016 – BALANCE SHEET $ in thousands except % data Total Houston CRE Portfolio Energy Corridor (all office) Remainder Houston Portfolio Outstanding Balance at December 31, 2016 $ 469,365 $ 84,403 $ 384,962 % of Houston CRE Portfolio 18% 82% Weighted Average Debt Service Coverage 1.68X 1.57X 1.70X Weighted Average Yield on Debt 11.29% 10.60% 11.46%

12 Total deposits at December 31, 2016 increased by $237.4 million, or 3.9%, from September 30, 2016, with $267.9 million of growth in savings and money market deposits, $54.8 million of growth in interest-bearing demand deposits and $8.1 million of growth in non-interest-bearing demand deposits. Core funded, low cost deposit base Source: Company Documents 1 Represents balance acquired on January 1, 2015 ($ in millions) Total Deposits Cost of deposits: 0.43% FOURTH QUARTER AND FY 2016 – BALANCE SHEET As of December 31, 2016 21.7% 14.2% 42.6% 21.5% Non-interest bearing-demand Interest-bearing demand Savings and money market Time $5,227 1 Originated Deposits Acquired from LegacyTexas Group, Inc. Deposit Cost 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y $1,963 $2,178 $2,265 $2,658 $3,599 $6,365 $1,628 1.11% 0.54% 0.43% 0.34% 0.29% 0.43%

13 Net interest income ($mm) NIM 2013Y 2014Y 2015Y 2016Y 2015 Q4 2016 Q4 $118 $133 $241 $282 $64 $74 3.71% 3.78% 4.00% 3.79% 3.94% 3.70% Solid net interest income growth Source: Company Documents Net interest income and NIM R: 000 G: 048 B: 135 R: 111 G: 162 B: 135 • Net interest income for the fourth quarter of 2016 increased by $604 thousand, or 0.8%, from the linked quarter and $10.3 million, or 16.2%, from the fourth quarter of 2015. • Net interest margin for the quarter ended December 31, 2016 was 3.70%, a ten basis point decrease from the third quarter of 2016 and a 24 basis point decrease from the fourth quarter of 2015. Accretion of purchase accounting fair value adjustments contributed four basis points to the net interest margin for the quarter ended December 31, 2016, compared to six basis points for the quarter ended September 30, 2016. Accretion contributed ten basis points for the quarter ended December 31, 2015. FOURTH QUARTER AND FY 2016 – INCOME STATEMENT

14 Disciplined expense management FOURTH QUARTER AND FY 2016 – INCOME STATEMENT ($ in millions) • Core efficiency ratio improved to 45.79%, compared to 46.00% for the third quarter of 2016 and 51.92% for the fourth quarter of 2015. • Core non-interest income decreased by $491,000 from the linked quarter and increased by $822,000 year- over-year. Non-interest expense decreased by $126,000 from the third quarter of 2016 and increased by $505,000 from the fourth quarter of 2015. Note: Core (non-GAAP) non-interest income, non-interest expense and efficiency ratio are adjusted for the impact of infrequent or non- recurring items. The reconciliation of non-GAAP measures, which the Company believes facilitates the assessment of its banking operations and peer comparability, is included in tabular form at the end of this presentation. Net interest income Core non-interest income Core non-interest expense Core efficiency ratio 2014Y 2015Y 2016Y 2015 Q4 2016 Q4 $133 $241 $282 $64 $74 $21 $45 $48 $11 $12 $87 $150 $156 $39 $40 56.9% 52.5% 47.3% 51.9% 45.8%

15 Asset quality Source: Company documents 1 Held for investment, excluding Warehouse Purchase Program loans NCOs / average loans HFI¹NPAs / loans HFI1 + OREOR: 000 G: 048 B: 135 R: 111 G: 162 B: 135 FOURTH QUARTER AND FY 2016 – ASSET QUALITY 2012Y 2013Y 2014Y 2015Y 2016Y 1.72% 1.10% 0.91% 0.89% 2.01% 2012Y 2013Y 2014Y 2015Y 2016Y 0.17% 0.10% 0.02% 0.09% 0.14% • Linked-quarter increase in NPAs included two energy relationships totaling $53.3 million that were placed on non-accrual in Q4 2016. Only $28.6 million, or 26%, of total NPLs were past due at December 31, 2016. • Q4 2016 net charge-offs totaled $242,000, down $6.9 million from the third quarter of 2016, which included a $6.9 million charge-off on an energy loan that was resolved in Q3 2016 through bankruptcy proceedings.

16 Prudent capital management Source: Company documents 1 See the section labeled "Supplemental Information- Non-GAAP Financial Measures“ 2 Calculated at the Company level, which is subject to the capital adequacy requirements of the Federal Reserve TCE / TA1 Tier 1 common risk-based2 Tier 1 leverage2 • Profitability levered excess capital while maintaining strong capital levels • In September 2016, the Company reopened its public offering of fixed-to-floating rate subordinated notes due in 2025, the proceeds of which are being used for general corporate purposes, potential strategic acquisitions and investments in the Bank as regulatory capital. $50.0 million was issued in the September 2016 reopening, bringing the total amount of subordinated notes issued to $125.0 million. FOURTH QUARTER AND FY 2016 – CAPITAL 2012Y 2013Y 2014Y 2015Y 2016Y 13.5% 14.7% 13.0% 8.3% 8.6% 2012Y 2013Y 2014Y 2015Y 2016Y 21.7% 18.2% 15.1% 9.6% 9.1% 2012Y 2013Y 2014Y 2015Y 2016Y 14.0% 15.7% 13.9% 9.5% 8.7%

17 Key investment highlights One of the largest independent Texas financial services companies built upon a strong customer focus and a long history of serving Texans Commercially focused loan growth and disciplined expense management Growth balanced with disciplined underwriting and risk management Capital ratios remain strong; provides dry powder for robust organic growth FOURTH QUARTER AND FY 2016 – INVESTMENT HIGHLIGHTS

18 Looking ahead Expand our Texas footprint and solidify our deep-rooted culture Focus on growth – organically and through selective acquisitions Diversify income sources Prudent and focused expense management Maintain asset quality Strategic capital deployment FOURTH QUARTER AND FY 2016 – LOOKING AHEAD

19 Manifesto We believe in our customers. Their goals. Their dreams. Their ambitions for tomorrow. And since 1952, we’ve been doing whatever it takes to support them as they advance in business and in life. We are responsive, accountable, trusted, experts at what we do. And we listen. Because we believe that true understanding is the first step toward bold, meaningful results. Fueled by an independent spirit, inspired by the ingenuity of our customers and grounded by the values of our community, we are a family like no other. We are LegacyTexas. FOURTH QUARTER AND FY 2016 – OUR VISION

Appendix

Supplemental Information – Non-GAAP Financial Measures (unaudited)

Reconciliation of Core (non-GAAP) to GAAP Net Income and Earnings per Share (net of tax):

	At or For the Quarter Ended				
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
	(Dollars in thousands, except per share amounts)				
GAAP net income available to common shareholders [1]	$ 25,174	$ 27,084	$ 23,114	$ 21,954	$ 16,336
Distributed and undistributed earnings to participating securities [1]	131	133	103	128	110
Net (gain) on sale of insurance subsidiary operations	–	–	(39)	–	–
(Gain) loss on sale of branch locations	–	–	–	(2,529)	(90)
Loss on sale of FHA loan portfolio	–	969	–	–	–
Core (non-GAAP) net income	$ 25,305	$ 28,186	$ 23,178	$ 19,553	$ 16,356
Average shares for basic earnings per share	46,346,053	46,227,734	46,135,999	46,024,250	45,939,817
GAAP basic earnings per share	$ 0.54	$ 0.59	$ 0.50	$ 0.48	$ 0.36
Core (non-GAAP) basic earnings per share	0.55	0.61	0.50	0.42	0.36
Average shares for diluted earnings per share	46,873,215	46,546,532	46,352,141	46,152,301	46,267,956
GAAP diluted earnings per share	$ 0.54	$ 0.58	$ 0.50	$ 0.48	$ 0.35
Core (non-GAAP) diluted earnings per share	0.54	0.61	0.50	0.42	0.35

	At or For the Year Ended				
	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
GAAP net income available to common shareholders [1]	$ 97,324	$ 70,382	$ 30,942	$ 31,294	$ 35,135
Distributed and undistributed earnings to participating securities [1]	497	534	336	394	106
Merger and acquisition costs	–	1,009	7,071	431	2,621
Net (gain) on sale of insurance subsidiary operations	(39)	–	–	–	–
(Gain) loss on sale of branch locations	(2,529)	(190)	–	–	–
Loss on sale of FHA loan portfolio	969	–	–	–	–
Valuation adjustment on mortgage servicing rights	–	121	–	–	–
One-time payroll and severance costs	–	–	234	436	777
Costs relating to sale of ViewPoint Mortgage	–	–	–	–	227
Goodwill impairment	–	–	–	–	532
Core (non-GAAP) net income	$ 96,222	$ 71,856	$ 38,583	$ 32,555	$ 39,398
Average shares for basic earnings per share	46,184,074	45,847,284	37,919,065	37,589,548	35,879,704
GAAP basic earnings per share	$ 2.11	$ 1.54	$ 0.82	$ 0.83	$ 0.98
Core (non-GAAP) basic earnings per share	2.08	1.57	1.02	0.87	1.10
Average shares for diluted earnings per share	46,484,967	46,125,447	38,162,094	37,744,786	35,998,345
GAAP diluted earnings per share	$ 2.09	$ 1.53	$ 0.81	$ 0.83	$ 0.98
Core (non-GAAP) diluted earnings per share	2.07	1.56	1.01	0.86	1.09

[1] Unvested share-based awards that contain nonforfeitable rights to dividends (whether paid or unpaid) are participating securities and are included in the computation of GAAP earnings per share pursuant to the two-class method described in ASC 260-10-45-60B.

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LegacyTexas Financial Group, Inc.™

22 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 (Dollars in thousands, except per share amounts) Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income (gross of tax): GAAP non-interest income $ 12,277 $ 11,277 $ 13,722 $ 14,655 $ 11,593 Net (gain) on sale of insurance subsidiary operations — — (1,181) — — (Gain) loss on sale of branch locations — — — (3,891) (138) Loss on sale of FHA loan portfolio — 1,491 — — — Core (non-GAAP) non-interest income $ 12,277 $ 12,768 $ 12,541 $ 10,764 $ 11,455 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): GAAP efficiency ratio: Non-interest expense $ 39,548 $ 39,674 $ 39,613 $ 37,542 $ 39,043 Net interest income plus non-interest income 86,361 84,757 83,076 80,006 75,335 Efficiency ratio- GAAP basis 45.79% 46.81% 47.68% 46.92% 51.83% Core (non-GAAP) efficiency ratio: GAAP non-interest expense $ 39,548 $ 39,674 $ 39,613 $ 37,542 $ 39,043 Net interest income plus core (non-GAAP) non-interest income 86,361 86,248 81,895 76,115 75,197 Efficiency ratio- core (non-GAAP) basis 45.79% 46.00% 48.37% 49.32% 51.92%

23 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Year Ended December 31, 2016 2015 2014 Reconciliation of Core (non-GAAP) to GAAP Non-Interest Income and Expense (gross of tax): GAAP non-interest income $ 51,931 $ 44,815 $ 20,743 Net (gain) on sale of insurance subsidiary operations (1,181) — — (Gain) loss on sale of branch locations (3,891) (293) — Loss on sale of FHA loan portfolio 1,491 — — Valuation adjustment on mortgage servicing rights — 186 — Core (non-GAAP) non-interest income $ 48,350 $ 44,708 $ 20,743 GAAP non-interest expense $ 156,377 $ 151,555 $ 98,092 Merger and acquisition costs — (1,553) (10,291) One-time payroll and severance costs — — (360) Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Reconciliation of Core (non-GAAP) to GAAP Efficiency Ratio (gross of tax): Net interest income $ 282,269 $ 241,077 $ 133,007 GAAP efficiency ratio: Non-interest expense $ 156,377 $ 151,555 $ 98,092 Net interest income plus non-interest income 334,200 285,892 153,750 Efficiency ratio- GAAP basis 46.79% 53.01% 63.80% Core (non-GAAP) efficiency ratio: Core (non-GAAP) non-interest expense $ 156,377 $ 150,002 $ 87,441 Net interest income plus core (non-GAAP) non-interest income 330,619 285,785 153,750 Efficiency ratio- core (non-GAAP) basis 47.30% 52.49% 56.87%

24 Supplemental Information – Non-GAAP Financial Measures (unaudited) Calculation of Tangible Book Value and Tangible Equity to Tangible Assets: At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 Calculation of Tangible Book Value per share: (Dollars in thousands, except per share amounts) Total shareholders' equity $ 885,365 $ 866,845 $ 843,304 $ 823,052 Less: Goodwill (178,559) (178,559) (178,559) (180,776) Less: Identifiable intangible assets, net (665) (752) (838) (924) Total tangible shareholders' equity $ 706,141 $687,534 $663,907 $641,352 Shares outstanding at end of period 47,876,198 47,773,160 47,670,440 47,645,826 Book value per share- GAAP $ 18.49 $ 18.15 $ 17.69 $ 17.27 Tangible book value per share- Non-GAAP 14.75 14.39 13.93 13.46 Calculation of Tangible Equity to Tangible Assets: Total assets $ 8,362,255 $ 8,440,010 $ 8,057,005 $ 7,562,126 Less: Goodwill (178,559) (178,559) (178,559) (180,776) Less: Identifiable intangible assets, net (665) (752) (838) (924) Total tangible assets $ 8,183,031 $ 8,260,699 $ 7,877,608 $ 7,380,426 Equity to assets- GAAP 10.59% 10.27% 10.47% 10.88% Tangible equity to tangible assets- Non-GAAP 8.63% 8.32% 8.43% 8.69% At or For the Year Ended December 31, 2015 December 31, 2014 December 31, 2013 December 31, 2012 Calculation of Tangible Book Value per share: Total shareholders' equity $ 804,076 $ 568,223 $ 544,460 $ 520,871 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible shareholders' equity $ 622,270 $ 537,760 $ 513,571 $ 489,568 Shares outstanding at end of period 47,645,826 40,014,851 39,938,816 39,612,911 Book value per share- GAAP $ 16.88 $ 14.20 $ 13.63 $ 13.15 Tangible book value per share- Non-GAAP 13.06 13.44 12.86 12.36 Calculation of Tangible Equity to Tangible Assets: Total assets $ 7,691,940 $ 4,164,114 $ 3,525,232 $ 3,663,058 Less: Goodwill (180,776) (29,650) (29,650) (29,650) Less: Identifiable intangible assets, net (1,030) (813) (1,239) (1,653) Total tangible assets $ 7,510,134 $ 4,133,651 $ 3,494,343 $ 3,631,755 Equity to assets- GAAP 10.45% 13.65% 15.44% 14.22% Tangible equity to tangible assets- Non-GAAP 8.29% 13.01% 14.70% 13.48%

25 Supplemental Information – Non-GAAP Financial Measures (unaudited) At or For the Quarter Ended December 31, 2016 September 30, 2016 June 30, 2016 March 31, 2016 December 31, 2015 (Dollars in thousands, except per share amounts) Calculation of Return on Average Assets and Return on Average Equity Ratios (GAAP and core) Net income $ 25,305 $ 27,217 $ 23,217 $ 22,082 $ 16,446 Core (non-GAAP) net income 25,305 28,186 23,178 19,553 16,356 Average total equity 880,250 860,142 835,752 818,538 800,411 Average total assets 8,445,209 8,176,612 7,739,015 7,157,259 6,891,210 Return on average common shareholders' equity 11.50% 12.66% 11.11% 10.79% 8.22% Core (non-GAAP) return on average common shareholders' equity 11.50 13.11 11.09 9.56 8.17 Return on average assets 1.20 1.33 1.20 1.23 0.95 Core (non-GAAP) return on average assets 1.20 1.38 1.20 1.09 0.95